Exhibit 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATIONS

In connection with the Quarterly Report of Nexaira Wireless Inc. (the “Company”) on Form 10-Q for the nine months ended July 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ralph Proceviat, Chief Financial Officer of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. Section 1350), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company as of and for the periods presented in the Report.

By: /s/ RALPH PROCEVIAT
Ralph Proceviat
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: September 20, 2011